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CUSIP NO. 584404107

                                                                       EXHIBIT H

                                    AGREEMENT

            The undersigned agree that this Schedule 13D dated January 30, 2008 relating to the Class A Common Stock ($5.00 par value per share) of Media General, Inc. shall be filed on behalf of the undersigned.

                         HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

                         By: Harbinger Capital Partners Offshore
                             Manager, L.L.C.

                         By: HMC Investors, L.L.C.,
                             Managing Member

                         By: /s/ William R. Lucas, Jr.
                             ---------------------------------------
                             Name:  William R. Lucas, Jr.
                             Title: Executive Vice President

                         HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.*

                         By: HMC Investors, L.L.C.,
                             Managing Member

                         By: /s/ William R. Lucas, Jr.
                             ---------------------------------------
                             Name:  William R. Lucas, Jr.
                             Title: Executive Vice President

                         HMC INVESTORS, L.L.C.*

                         By: /s/ William R. Lucas, Jr.
                             ---------------------------------------
                             Name:  William R. Lucas, Jr.
                             Title: Executive Vice President

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CUSIP NO. 584404107

                      HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

                      By: Harbinger Capital Partners Special
                          Situations GP, LLC

                      By: HMC - New York, Inc.
                          Managing Member

                      By: /s/ William R. Lucas, Jr.
                          ---------------------------------------
                          Name:  William R. Lucas, Jr.
                          Title: Executive Vice President

                      HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC*

                      By: HMC - New York, Inc.
                          Managing Member

                      By: /s/ William R. Lucas, Jr.
                          ---------------------------------------
                          Name:  William R. Lucas, Jr.
                          Title: Executive Vice President

                      HMC - NEW YORK, INC.*

                      By: /s/ William R. Lucas, Jr.
                          ---------------------------------------
                          Name:  William R. Lucas, Jr.
                          Title: Executive Vice President

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CUSIP NO. 584404107

                         HARBERT MANAGEMENT CORPORATION*

                         By: /s/ William R. Lucas, Jr.
                             ---------------------------------------
                             Name:  William R. Lucas, Jr.
                             Title: Executive Vice President

                         /s/ Philip Falcone*
                         --------------------------------------
                         Philip Falcone

                         /s/ Raymond J. Harbert*
                         --------------------------------------
                         Raymond J. Harbert

                         /s/ Michael D. Luce*
                         --------------------------------------
                         Michael D. Luce

                         /s/ F. Jack Liebau, Jr.
                         --------------------------------------
                         F. Jack Liebau, Jr.

January 30, 2008

* The Reporting Persons disclaim beneficial ownership in the shares reported herein except to the extent of their pecuniary interest therein.